BIOLASE, Inc. Federico Pignatelli, Chairman and CEO Alexander K. Arrow, President and COO NASDAQ: BIOL www.biolase.com Investor Update January 2014 PAGE 1 Exhibit 99.1

Safe Harbor Statement

This presentation may contain forward-looking statements that are based on our current expectations, estimates and projections about our industry as well as management’s beliefs and assumptions. Words such as “anticipates,”
“expects,” “intends,” “plans,”  “believes,”  “seeks,” “estimates,” “may,” “will,” and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include projections about our future earnings and margins and speak only as of the date hereof. Such statements are based upon the information available to us now and are subject to change. We will not necessarily inform you of such changes. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. The important factors which could cause actual results to differ materially from those in the forward-looking statements include, among others, a downturn or leveling off of demand for our products due to the availability and pricing of competing products and technologies, adverse international market or political conditions, a domestic economic recession, the volume and pricing of product sales, our ability to control costs, intellectual property disputes, the effects of natural disasters and other events beyond our control and other factors including those detailed in BIOLASE’s filings with the Securities and Exchange Commission including its prior filings on
Form 10-K and 10-Q.

DIAGNOSIS:
The BEST 2D &
3D Imaging.
RESTORATION:
The BEST digital
impressions.
DESIGN:
The BEST
design tools.
MILLING:
The BEST chair-
side milling.
TREATMENT:
The BEST laser
technology.
THE TOTAL
TECHNOLOGY
SOLUTION FROM
BIOLASE

With WaterLase, BIOLASE has: • Invented, • Developed, • Patented, and • Been granted FDA clearance PAGE 4 for a fundamentally different kind of revolutionary tissue-cutting tool.

•
Water molecules in tissue absorb laser energy
from WaterLase and vaporize, resulting in an
atraumatic ablation of the tissue.
– Very little trauma or bleeding,
– No heat or vibration, and
– Little or no pain
– Significantly reduces cross contamination
WaterLase All-Tissue Lasers

•
Extensive patent protection
•
Multiple other medical applications
•
A medical breakthrough that has been used
already on approximately 8 million people

Patient Testimony PAGE 6

How It Works: WaterLase High Speed Cutting PAGE 7

WaterLase Atraumatic Pediatric Tooth Extraction
The aiming beam
does not cut the
tissue nor
generate heat.
The tissue is cut
biologically, with
little or no pain,
when the laser
energizes water
at the molecular
level.

Other Hard Tissue Laser Systems compared to the Waterlase iPlus
Waterlase iPlus
Fiber Delivery
Fotona Lightwalker
Articulated Arm
Er:YSGG,
Latest Technology
Er:YAG,
25-year old Technology

An articulated arm is
awkward to use
Fiber delivery is
ergonomic and natural
for the dentist to use

Soft-tissue medical lasers:
The EPIC-S (surgical & ENT) and
EPIC-V (veterinary).
Soft-tissue dental diode lasers:
The EPIC 10
Soft Tissue laser, which in June 2013 won the
MDE gold medal in medical device design, and
the iLase, a portable diode laser with no foot
pedal, power cord, or external controls.
All-tissue dental lasers:
The WaterLase iPlus, our
flagship all-tissue laser, and the MDX and MD Turbo.
Laser Products

Digital Radiography and CAD/CAM Products
NewTom 3D
CBCT cone
beam:
• Medical grade
imaging
technology.
• Less cost, less
radiation
exposure.
• Exclusive U.S.
& Canada
distribution
agreement
through Feb
2015.

TRIOS CAD/CAM
intra-oral scanner:
•
Digital
impression
taking.
•
Hand held
scanner,
operator's
control cart,
and software.
•
North American
distribution
agreement
through Aug
2017.

The Galaxy BioMill completes the CAD/CAM segment of BIOLASE’s Total Technology Solution. GALAXY BioMill System PAGE 13

• A $500 million market in 2013, growing at approximately 20%
• Historical CAD/CAM Systems for the Dental Office are Obsolete compared with Laptop Scanners and Tabletop Milling Modules
Chair-Side Milling Market

GALAXY BioMill System
• Developed in conjunction with imes-
icore and 3Shape.
• Open architecture.
• Introduced at the Greater NY Dental
Meeting in December 2013.
• Expected to be ready to ship by end
of Q1 or beginning of Q2 2014.
• High quality at two-thirds the price of
the industry leader in a $500M
annual market.

Feature Comparison: GALAXY BioMill System PAGE 16

Why Should Dentists Buy a WaterLase iPlus?
Monthly Finance Payment New Monthly Revenue Generated
Approx. $1,300 $5,000 – $15,000
A dentists’ return on investment
can be 500% to 1,500%
Return on Investment

•
WaterLase enables dentists to perform procedures that they would otherwise refer to specialists, for example:
•
Gingivectomy = $160-$200
•
Perio Treatment = $375-$1,000
•
Hard-tissue Crown Lengthening = $500-$700
•
Herpetic or Aphthous Ulcer = $300-$500
•
Frenectomy = $400-$600
•
These procedures are easy to learn and training is included in the cost.
•
With no anesthesia, the WaterLase also increases efficiency and allows the dentist to work in multiple quadrants in a single visit., equating to $250-$750 per day in additional revenue.

•
WaterLase dentists offer their patients more
procedures and they have a higher rate of
acceptance from their patients. This is because
patients are more likely to accept treatment when it
does not hurt them.
•
Case Study: Doctor David Peck (Springfield, MA)
–
Practice running at approximately $1M per year in
2010; purchased a WaterLase iPlus in January 2011.
–
Grew practice to approximately $1.7M in 2011; for
example, Dr. Peck performed ~75 frenectomies in 2011
which generated about $35,000 in a few hours of work.
–
Purchased second WaterLase iPlus in Sept 2012; grew
practice to approximately  $2.0M in 2012.
Value Proposition of WaterLase

Telephone versus Smart Phone PAGE 20 • Phone calls • Phone calls • Texting • Web browsing • Navigation • Photos and videos • Scheduling Telephone Smart Phone

Conventional Dental Drill versus WaterLase

Dental Drill Waterlase
•
Cutting (hard tissue)
•
Cutting (hard and soft tissue)
•
Polishing
•
Surface modification
•
Coagulation
•
Disinfection
•
Bio stimulation
•
Desensitization
-

Scalpel versus the EPIC diode PAGE 22 Scalpel Epic Laser • Cutting • Cutting • Teeth whitening • Coagulation • Disinfection • Bio stimulation • Desensitization -

Annual Net Revenue and Stock Price
$20
$15
$10
$5
Projected revenue guidance of
$57-$59 million, last updated
November 12, 2013.

$
-
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Quarterly Net Revenue and Influencers in Turnaround
Launched
Cefla’s NewTom
Cone Beam
Imaging products
Introduced iLase
hand-held soft-
tissue diode
laser
Launched
WaterLase
®
iPlus™
all-tissue laser
Launched 3Shape’s
TRIOS™ intra-oral
scanner
CE Mark & FDA
clearance for EPIC 10
New management
with F. Pignatelli as
Chairman and CEO
ends exclusive
global distribution
Introduced
WaterLase
®
MDX™ all-
tissue lasers

$4.4
$5.9
$6.2
$9.7
$10.6
$12.1
$13.1 $13.2 $12.3
$12.2
$13.8
$19.1
$14.6
$14.2
$12.3
$0.0
$5.0
$10.0
$15.0
$20.0
Q1 10 Q2 '10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13

Filling our Open Territories 3Q 2013 1Q 2014 PAGE 25

Reasons for Optimism in 2014
• We believe the low point of our restructuring cycle is behind us
• New sales leadership and open territories are filled
• Imaging specialist force means that our reps will no longer be distracted from selling Waterlase
• Galaxy BioMill System; entry into new $500 million yearly market growing at 20-25%
• Cone Beam and CAD/CAM positioned for high growth in 2014
• Now present in the three most exciting fields of high-tech dentistry:
–
Lasers
–
High-End Imaging
–
Chairside Milling

• 160,000 dentists in US & Canada.
1
• Approximately 1.5 M dentists
– rapid growth in emerging economies.
2
• Current market penetration.
– approx. 3%-5% of dental practices in US.
– approx. 1% worldwide.
• Each incremental 1% market penetration is $600M revenue.
• Dental laser market opportunity may > $50B in 20 years.
BIOLASE’s Market Opportunity
Est. total global market
BIOLASE systems sold worldwide 1998-present
1
American Dental Association.
2
World Federation of Dentistry.

1,500,000
24,000+

Dominant Market Position • WW Hard-tissue Dental Laser Market • WW Total Dental Laser Market 80% 45% BIOLASE Market Share PAGE 28

Otolaryngology (ENT) opportunity
•
9,000 otolaryngologists in the U.S.
•
700,000 nasal turbinate reductions per
year
•
30% of them need revisions
•
600,000 sinuloplasties per year
•
The EPIC-S is the most precise, ergonomic,
and newest laser available for
otolaryngologists
•
Launched in 4Q 2013

Veterinary opportunity
• 52,000 veterinarians in the U.S.
• The EPIC-V is a versatile tool for
veterinary dental, dermatological, and
surgical procedures on virtually every
mammalian and bird species
• In use by KOL veterinarians
• Launched in 3Q 2013

WaterLase Technology Substantially Reduces the Risk of
Cross Contamination and Contagion
Burs and
Endo
Files:
WaterLase
Tips:
•Complex and rugged bur surface difficult to sterilize.
•Smooth tip surface does not harbor debris or
bacteria like abrasive surface of burs or files.
•YSGG
laser energy is bacteriacidal.
3
•Disposable
tips work without the need to contact tissue.
Also eliminates accidental sticks with contaminated burs.
•15%
of “sterilized” burs and up to 76% of “sterilized”
endodontic files carry pathogenic micro-organisms.
1, 2
•Autoclaving fails one out of every seven times to
decontaminate burs.
1

1. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1.  2. Contaminated dental instruments: Smith
A, Dickson M, Aitken J, Bagg J.J Hosp Infect. 2002 Jul;51(3):233-5.  3. The antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with Enterococcus faecalis:
Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002

Changing Attitudes Toward Cross-Contamination • Cross-Contamination beginning to appear in mainstream dental ads to dentists • Expected that this will soon begin targeted to patients as well Page 32

•
Over 310 patents issued & pending.
•
70% are related to WaterLase technology & medical lasers.
Extensive Patent Portfolio
Issued &
Active
Pending Total
U.S. 80 45 125
International 80 105 185
Total 160 150 310

•
Sustained, consistent top line growth
•
Non-GAAP profitability, GAAP profitability, becoming cash flow positive
•
Launching 1-2 major new products per year
•
Entering one new non-dental market per year
•
Alleviating working capital constraints that have been hurting our operating margins and our progress
•
Return to our reputation as a product-driven company
Corporate Goals

BIOLASE Corporate Headquarters in Irvine, California
•
Sales offices in Floss (Germany), Madrid (Spain),
Shanghai (China), and Mumbai (India); expansion
planned in Dubai (UAE), and Rio de Janero (Brazil).
•
Floss also has service and manufacturing capabilities.
•
Training facilities through the United States with the
main one at corporate HQ in Irvine.
BIOLASE Europe in Floss, Germany
•
57,000 sq. ft. facility in Irvine, California, includes
manufacturing and development facilities.
•
Can accommodate growth to $250 million.
•
Over 225 employees worldwide.
BIOLASE Facilities & Employees

A Growth Story with
Proof-of-Concept

•
The “big story” potential of pipeline products in at least six new markets
(orthopedics, ophthalmology, ENT surgery, podiatry, pain therapy, and veterinary surgery)
• The stability and risk-reduction of an established growing business in its first market: dentistry
•
With BIOLASE, you get both advantages in one company:
–
(1) potential upside from a deep pipeline, and
–
(2) an established growth business – at a very low multiple of revenues

•
Federico Pignatelli, Chairman
•
Alexander Arrow, MD
•
Samuel Low, DDS
•
Frederic Moll, MD
•
Norman Nemoy, MD
•
Jim Talevich
Management and Board of Directors

Management
Board of Directors
•
Federico Pignatelli, CEO
Salary $1, ownership position 5.5%
•
Alexander Arrow, President & COO
Ownership position: 1.5%
•
Frederick Furry, CFO
Ownership position: 0.7%
•
Dmitri Boutoussov, VP R&D
•
Bill Brown, VP Bus Dev & Intl. Sales
•
Brian Jaffe, VP NA Sales & Marketing
•
Colleen Boswell, VP RA/QA
–
–
–